Filed Pursuant to Rule 497(e)
Registration No. 333-111662

SunAmerica Specialty Series (the “Trust”)

SunAmerica Small-Cap Fund (the “Fund”)

Supplement dated August 16, 2016 to the Prospectus

dated February 29, 2016, as supplemented and amended to date

Cadence Capital Management, LLC (“Cadence”) currently serves as subadviser to the Fund. On June 30, 2016 (the “Effective Date”), Pacific Asset Advisors LLC, an investment management firm which is a wholly owned subsidiary of Pacific Life Insurance Company, completed its acquisition of Cadence (the “Transaction”).

The Transaction and the resulting change in control of Cadence constituted an “assignment” of the Subadvisory Agreement between SunAmerica and Cadence with respect to the Fund (the “Prior Subadvisory Agreement”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement terminated upon its assignment. Generally, an assignment requires shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, SunAmerica is permitted, under certain conditions and subject to Board approval, to enter into new subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval.

On June 7, 2016, the Board of Trustees of the Trust approved a new Subadvisory Agreement between SunAmerica and Cadence with respect to the Fund (the “New Subadvisory Agreement”), which became effective on the Effective Date. Cadence does not anticipate any change to the portfolio management team or other key personnel that currently provide services to the Fund as a result of the Transaction. The level and scope of services rendered by Cadence and the fees payable by SunAmerica to Cadence under the New Subadvisory Agreement will also remain the same.

Shareholders will receive a notice that explains how to access an Information Statement, which will include more information about the Transaction and the New Subadvisory Agreement.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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